UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08765

Managed High Yield Plus Fund Inc.
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2010

Item 1.  Reports to Stockholders.

Global Asset Management

Managed High Yield Plus
Fund Inc.

Semiannual Report
November 30, 2010

Managed High Yield Plus Fund Inc.

January 14, 2011

Dear Shareholder,

This report provides an overview of the performance of Managed High Yield Plus Fund Inc. (the "Fund") for the six months ended November 30, 2010.

Performance

Over the six-month reporting period, the Fund returned 10.77% on a net asset value basis, and 14.85% on a market price basis. Over the same period, the median returns for the Fund's peer group, the Lipper High Current Yield Funds (Leveraged) category, were 10.72% and 15.12% on a net asset value and market price basis, respectively. The Fund's benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"), returned 9.43% during the six-month reporting period. (For more performance information, please refer to "Performance at a glance" on page 8.)

The Fund generally traded at a premium to its net asset value ("NAV") per share during the reporting period.1 As of November 30, 2010, the Fund traded at a premium to its NAV, as investor risk appetite was generally strong for the Fund's asset class over the reporting period.

Managed High Yield Plus Fund Inc.

Investment goals:

Primarily, high income; secondarily, capital appreciation

Portfolio Managers:

Craig Ellinger and
Matthew Iannucci
UBS Global Asset
Management (Americas) Inc.

Commencement:

June 26, 1998

NYSE symbol:

HYF

Dividend payments:

Monthly

(1)  A fund trades at a premium when the market price at which its shares trade is greater than its NAV per share. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund's securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Managed High Yield Plus Fund Inc.

The Fund, like the other funds in its peer group, used leverage during the reporting period, while the Index did not. Leverage, the degree of which can vary from fund to fund, magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund's peer group. The use of leverage enhanced the Fund's performance during the reporting period as the high yield market generated strong results.

An interview with Portfolio Managers Craig Ellinger and Matthew Iannucci

Q.  How would you describe the economic environment during the reporting period?

A.  Even though the US economy continued to grow—gross domestic product ("GDP") expanded 1.7% and 2.6%, respectively, during the second and third quarters of 2010—certain economic data remained weak. Notably, the US economy has moderated somewhat as the federal government's $787 billion stimulus program has largely run its course. In addition, the labor market remains stubbornly weak with unemployment of 9.8% at the end of November 2010.

  The elevated level of unemployment was a point of concern for the Fed, and was one reason why it maintained its highly accommodative monetary policy by keeping the federal funds rate within a historically low range of 0.00% to 0.25%. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) Additionally, throughout the course of the reporting period, the Fed made it very clear that it would provide additional accommodation to support the economic recovery, if it felt it was necessary to do so. Thus, it came as no surprise when, in November, the Fed, noting that "the pace of recovery in output and employment continues to be slow," launched another round of quantitative easing that called for purchasing an additional $600 billion of long-term US Treasury securities by the end of the second quarter of 2011.

Managed High Yield Plus Fund Inc.

Q.  How did the high yield market perform during the reporting period?

A.  As the returns of the Fund and Index indicate, the high yield market generated strong results during the period. The Index posted positive returns during the first five months of the period, as investor demand was generally robust given the low interest rate environment. Also supporting the high yield market was generally better-than-expected corporate profits and declining defaults. However, a portion of the Index's gains were given back in November, as investor risk aversion increased given a re-escalation of the sovereign debt crisis in Europe.

Q.  How did you position the Fund's portfolio during the reporting period, and how did this affect its performance?

A.  During the reporting period, investor risk appetite was generally robust, and there was generally strong demand for higher yield bonds. In addition, many high yield companies were able to refinance their debt and improve their liquidity and debt profiles. Furthermore, the high yield market experienced improvements in default levels, and we continued to see strong new issuance. Against this backdrop of positive fundamentals, we believed that investors who were willing to take on additional risk in the high yield market would be rewarded. As a result, the Fund was positioned more aggressively relative to the Index from a credit quality and industry perspective.

  At the credit quality level, the Fund generally held an underweight to higher quality, BB-rated bonds, and an overweight to lower quality B-rated bonds (or their unrated equivalent). From a ratings category perspective, this had a limited impact on performance, as all but the lowest rated bonds performed broadly in line over the reporting period (BB-rated bonds returned 9.37%, B-rated bonds returned 9.50% and CCC-rated bonds returned 9.72%, as measured by the Index).

  At the industry level, the Fund had overweights to higher beta (more risk) industries, and underweights to more defensive industries. This positioning resulted in positive performance for the Fund. (Highlights follow.) Additionally, in an effort to benefit from overall spread tightening in the high yield market, we intentionally repositioned the

Managed High Yield Plus Fund Inc.

portfolio to reduce industry and issuer concentrations. As spreads stabilize, we will look to reintroduce higher concentrations into the portfolio at the industry and issuer level. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration.)

  Having said this, it is important to note that while we sought to add value by selectively adding beta (risk) during the period, we also actively looked to reduce the overall beta of the portfolio during the period. This entailed reducing the Fund's underweight to BB-rated credits, and reducing the Fund's overweight to CCC and below-rated credits. Thus, at period end, while the Fund's positions in credits were distributed slightly differently than those of the Index—the Fund still maintained an overweight to CCC and below-rated credits and an underweight to BB-rated credits to benefit from further improvement in lower quality credits—the Fund's overall portfolio quality was, on average, more similar to that of the Index.

  Our reasons for reducing portfolio risk were two-fold:

•  While we remain positive on high yield debt due to the strong fundamentals that characterize the market, we remain less so given the market's recent strong performance and with market yields approaching 7.0%.

•  The shift in the portfolio's composition was also performed to pare its relative exposure to the long end of the Treasury yield curve. (The yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time.) BB-rated corporate bonds are generally more sensitive to interest rate changes. As a result of the composition shift, the portfolio is now positioned to have neutral interest rate risk relative to the Index at the long end of the curve. We also have a slightly defensive duration position in the portfolio, to enable the Fund to benefit should interest rates continue to rise.

Managed High Yield Plus Fund Inc.

Q.  What were some strategies that generated good results during the reporting period?

A.  Sector positioning was, overall, a positive contributor to performance during the reporting period. For example, an overweight allocation versus the Index to financials and, in particular, to insurance—the strongest performing sector in the Index over the period—was a key driver of relative results. The Fund's allocation to banks also contributed positively to results, namely through issue selection. We pursued a strategy within financials whereby we sought to gain exposure through insurance at the expense of banks as, in our view, insurance names offered better relative value and stronger credit fundamentals. Issue selection within banking also contributed positively to results, however.

  Utilities contributed positively to the Fund's performance through both issue selection and sector allocation. We remained underweight given poor industry fundamentals and elected to hold names with relatively better liquidity within the industry. Over the period, the utility industry underperformed the Index and other industries within the Index.

Q.  Were there any particular strategies that didn't work well for the Fund? Why?

  Issue selection within some industries—most notably in the gaming industry—detracted from the Fund's performance over the reporting period. This more than offset the positive contribution made through an overweight allocation to this industry versus the Index.

Q.  What is your outlook for the economy and the high yield market?

A.  While the US recession has officially been declared over, a number of headwinds persist that appear to be impeding a more robust recovery. Continued high unemployment and questions regarding the prospects in the housing market appear set to continue, which will likely constrain consumption and provide support for maintaining the accommodative stance of central banks well into 2011. In addition, core inflation should remain muted, providing support for continued stimulus. Our central scenario is one where the US economy

Managed High Yield Plus Fund Inc.

continues to expand in 2011, albeit at a modest pace. This would likely be a supportive environment for the credit markets.

  We remain cautiously optimistic about the prospects for the high yield market. While high yield spreads have narrowed significantly since their credit crisis peak, we believe there is room for further tightening. In our view, defaults should continue to decline into 2011 and the demand for high yield securities could remain strong given the relatively low interest rate environment. However, uncertainty surrounding the economy, corporate default trajectory, government bond yields and liquidity could pressure spreads at times.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver
President
Managed High Yield Plus Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Craig Ellinger
Portfolio Manager
Managed High Yield Plus Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Managed High Yield Plus Fund Inc.

Matthew Iannucci
Portfolio Manager
Managed High Yield Plus Fund Inc.
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended November 30, 2010. The views and opinions in the letter were current as of January 14, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 11/30/10

Net asset value returns	6 months	1 year	5 years	10 years
Managed High Yield Plus Fund Inc.	10.77%	18.09%	(3.24)%	1.11%
Lipper High Current Yield Funds (Leveraged) median	10.72	19.61	6.81	7.25
Market price returns
Managed High Yield Plus Fund Inc.	14.85%	32.21%	(2.60)%	3.02%
Lipper High Current Yield Funds (Leveraged) median	15.12	28.26	8.60	8.31
Index returns
BofA Merrill Lynch US High Yield Cash Pay Constrained Index(1)	9.43%	16.56%	8.50%	8.89%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. The Fund's net asset value ("NAV") returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund's market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

(1)  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)(1)

Characteristics	11/30/10		05/31/10		11/30/09
Net assets (mm)	$134.1		$127.3		$125.7
Weighted average maturity	7.3	yrs	6.7	yrs	6.4	yrs
Leverage(2)	23.2%		19.1%		18.2%
Portfolio composition(3)	11/30/10		05/31/10		11/30/09
Corporate bonds	98.0%		99.0%		99.3%
Stocks and other equity securities	0.0	(4)	0.0	(4)	0.5
Warrants	0.0		0.0		0.0	(4)
Cash equivalents	2.0		1.0		0.2
Total	100.0%		100.0%		100.0%
Credit quality(3)	11/30/10		05/31/10		11/30/09
BB & higher	30.0%		26.0%		23.4%
B	51.9		53.2		57.4
CCC & lower	14.4		19.0		18.2
Not rated	1.7		0.8		0.3
Equity	0.0	(4)	0.0	(4)	0.5
Cash equivalents	2.0		1.0		0.2
Total	100.0%		100.0%		100.0%

(1)  The Fund's portfolio is actively managed and its composition will vary over time.

(2)  As a percentage of adjusted total assets. Adjusted total assets equals total assets minus total liabilities, excluding liabilities for borrowed money.

(3)  Weightings represent percentages of total investments as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor's Ratings Group, an independent ratings agency.

(4)  Weighting represents less than 0.05% of total investments as of the date indicated.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)(1) (concluded)

Top 5 bond holdings(2)	11/30/10		05/31/10		11/30/09
Frontier Communications	2.1%	Jacobs Entertainment, Inc.	2.4%	Coleman Cable, Inc.	3.2%
Pokagon Gaming Authority	1.8	Frontier Communications	2.1	Jacobs Entertainment, Inc.	2.6
SquareTwo Financial Corp.	1.5	Sunstate Equipment Co.	2.0	Exopack Holding Corp.	2.4
Exopack Holding Corp.	1.5	Pokagon Gaming Authority	2.0	Frontier Communications	2.3
Sunstate Equipment Co.	1.3	Mobile Services/ Storage Group	2.0	Cellu Tissue Holdings, Inc.	2.2
Total	8.2%		10.5%		12.7%
Top five industries(2)	11/30/10		05/31/10		11/30/09
Gaming	8.8%	Gaming	11.4%	Gaming	12.0%
Telecom-integrated/ services	6.1	Support-services	7.5	Support-services	6.7
Energy-exploration & production	4.5	Telecom-integrated/ services	4.9	Electric-generation	5.5
Building materials	4.4	Health facilities	4.4	Telecom-wireless	4.6
Telecom-wireless	4.0	Energy-exploration & production	4.3	Health services	4.4
Total	27.8%		32.5%		33.2%

(1)  The Fund's portfolio is actively managed and its composition will vary over time.

(2)  Weightings represent percentages of total investments as of the dates indicated.

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—125.08%
Aerospace/defense—0.92%
BE Aerospace, Inc. 6.875%, due 10/01/20(1)	$275,000	$282,906
DAE Aviation Holdings, Inc. 11.250%, due 08/01/15(1),(2)	400,000	414,000
DynCorp International, Inc. 10.375%, due 07/01/17(1),(2)	70,000	71,050
Spirit Aerosystems, Inc. 7.500%, due 10/01/17(1)	200,000	208,000
Triumph Group, Inc. 8.000%, due 11/15/17(1)	250,000	257,500
		1,233,456
Airlines—2.63%
Delta Air Lines, Inc. 12.250%, due 03/15/15(2),(3)	925,000	1,045,250
Global Aviation Holdings Ltd. 14.000%, due 08/15/13(1),(2)	1,775,000	1,934,750
United Air Lines, Inc. 9.875%, due 08/01/13(1),(2)	500,000	545,000
		3,525,000
Apparel/textiles—0.25%
Levi Strauss & Co. 7.625%, due 05/15/20(1)	325,000	333,125
Auto loans—1.15%
Ford Motor Credit Co. LLC 8.700%, due 10/01/14(1)	500,000	555,748
12.000%, due 05/15/15(1)	800,000	991,016
		1,546,764
Auto parts & equipment—2.32%
Allison Transmission, Inc. 11.000%, due 11/01/15(1),(2)	500,000	541,250
American Axle & Manufacturing Holdings, Inc. 9.250%, due 01/15/17(1),(2)	250,000	276,250
ArvinMeritor, Inc. 10.625%, due 03/15/18(1)	275,000	308,687

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Auto parts & equipment—(concluded)
Goodyear Tire & Rubber 10.500%, due 05/15/16(1)	$1,285,000	$1,407,075
Pinafore LLC/Pinafore, Inc. 9.000%, due 10/01/18(1),(2)	465,000	490,575
Tenneco, Inc. 7.750%, due 08/15/18(1),(2)	85,000	88,719
		3,112,556
Automakers—0.78%
Ford Motor Co. 7.450%, due 07/16/31(1)	750,000	806,250
Navistar International Corp. 8.250%, due 11/01/21(1)	225,000	241,313
		1,047,563
Banking—3.49%
Ally Financial, Inc. 8.000%, due 11/01/31(1)	1,175,000	1,216,125
8.300%, due 02/12/15	325,000	342,063
Anglo Irish Bank Corp. 0.411%, due 11/02/11(4)	1,000,000	770,000
Bank of America Corp. 8.000%, due 01/30/18(1),(4),(5)	100,000	99,910
BankAmerica Capital II 8.000%, due 12/15/26(1)	550,000	552,750
Citigroup Capital XXI 8.300%, due 12/21/57(1),(4)	1,250,000	1,300,000
HBOS Capital Funding LP 6.071%, due 06/30/14(1),(2),(4),(5)	465,000	405,712
		4,686,560
Brokerage—0.43%
E*Trade Financial Corp. 12.500%, due 11/30/17(1),(6)	500,000	576,250
Building & construction—1.00%
K. Hovnanian Enterprises, Inc. 10.625%, due 10/15/16(1)	450,000	455,063

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Building & construction—(concluded)
Ryland Group, Inc. 6.625%, due 05/01/20(1)	$475,000	$458,375
Standard Pacific Corp. 10.750%, due 09/15/16(1)	375,000	427,500
		1,340,938
Building materials—5.66%
Cemex Finance LLC 9.500%, due 12/14/16(1),(2)	700,000	700,000
Cemex SA Espana 9.250%, due 05/12/20(1),(2)	525,000	498,750
CPG International, Inc. 10.500%, due 07/01/13(1)	2,000,000	2,032,500
Interface, Inc., Series B 11.375%, due 11/01/13	1,500,000	1,841,250
Ply Gem Industries 11.750%, due 06/15/13(1)	1,600,000	1,696,000
Roofing Supply Group LLC/Roofing Supply Finance, Inc. 8.625%, due 12/01/17(1),(2)	500,000	496,250
USG Corp. 8.375%, due 10/15/18(1),(2)	100,000	96,000
9.750%, due 08/01/14(1),(2)	225,000	236,250
		7,597,000
Chemicals—1.64%
Celanese US Holdings LLC 6.625%, due 10/15/18(1),(2)	150,000	154,125
Georgia Gulf Corp. 9.000%, due 01/15/17(1),(2)	50,000	53,000
Hexion US Finance Corp./Nova Scotia 8.875%, due 02/01/18(1)	300,000	309,000
Invista 9.250%, due 05/01/12(1),(2)	149,000	149,000
Lyondell Chemical Co. 8.000%, due 11/01/17(1),(2)	500,000	539,375
11.000%, due 05/01/18(1)	900,000	1,001,250
		2,205,750

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Consumer products—0.18%
Libbey Glass, Inc. 10.000%, due 02/15/15(1),(2)	$225,000	$240,750
Consumer/commercial/lease financing—4.31%
AGFC Capital Trust I 6.000%, due 01/15/67(1),(2),(4)	175,000	86,625
CIT Group, Inc. 7.000%, due 05/01/17(1)	2,000,000	1,950,000
ILFC E-Capital Trust I 5.900%, due 12/21/65(1),(2),(4)	425,000	312,906
International Lease Finance Corp. 8.625%, due 09/15/15(1),(2)	625,000	659,375
8.750%, due 03/15/17(1),(2)	230,000	242,075
SquareTwo Financial Corp. 11.625%, due 04/01/17(1),(2)	2,625,000	2,526,563
		5,777,544
Department stores—1.14%
Bon-Ton Department Stores, Inc. 10.250%, due 03/15/14(1)	1,005,000	1,010,025
JC Penney Corp., Inc. 7.125%, due 11/15/23(1)	500,000	520,000
		1,530,025
Discount store—0.34%
Dollar General Corp. 10.625%, due 07/15/15(1)	417,000	456,615
Diversified capital goods—1.23%
Amsted Industries, Inc. 8.125%, due 03/15/18(1),(2)	200,000	213,000
Belden, Inc. 9.250%, due 06/15/19	1,000,000	1,095,000
RBS Global, Inc./Rexnord LLC 8.500%, due 05/01/18(1)	265,000	271,625
Trimas Corp. 9.750%, due 12/15/17(1),(2)	60,000	64,200
		1,643,825

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Electric-generation—4.07%
Calpine Corp. 7.500%, due 02/15/21(1),(2)	$700,000	$687,750
7.875%, due 07/31/20(1),(2)	925,000	934,250
Dynegy Holdings, Inc. 8.375%, due 05/01/16(1)	350,000	255,500
Energy Future Holding Co. LLC/EFIH Finance, Inc. 10.000%, due 12/01/20(1)	482,000	494,365
GenOn Energy, Inc. 9.875%, due 10/15/20(1),(2)	750,000	714,375
Mirant Americas Generation LLC 9.125%, due 05/01/31(1)	360,000	343,800
NRG Energy, Inc. 8.500%, due 06/15/19(1)	2,000,000	2,030,000
		5,460,040
Electric-integrated—1.01%
AES Corp. 8.000%, due 06/01/20(1)	950,000	992,750
North American Energy 10.875%, due 06/01/16(1),(2)	325,000	360,750
		1,353,500
Electronics—3.65%
Advanced Micro Devices, Inc. 8.125%, due 12/15/17(1)	220,000	232,100
Freescale Semiconductor, Inc. 9.125%, due 12/15/14(1),(6)	425,000	427,125
9.250%, due 04/15/18(1),(2)	375,000	392,813
10.125%, due 12/15/16(1)	475,000	450,062
Jabil Circuit, Inc. 8.250%, due 03/15/18(1)	280,000	319,200
Kemet Corp. 10.500%, due 05/01/18(1),(2)	175,000	187,250
NXP BV/NXP Funding LLC 9.500%, due 10/15/15(1)	550,000	563,750
9.750%, due 08/01/18(1),(2)	300,000	324,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Electronics—(concluded)
Sanmina-SCI Corp. 8.125%, due 03/01/16(1)	$2,000,000	$2,005,000
		4,901,300
Energy-exploration & production—5.79%
ATP Oil & Gas Corp. 11.875%, due 05/01/15(1),(2)	250,000	224,375
Berry Petroleum Co. 6.750%, due 11/01/20(1)	250,000	248,750
Chesapeake Energy Corp. 9.500%, due 02/15/15(1)	1,650,000	1,848,000
Comstock Resources, Inc. 8.375%, due 10/15/17(1)	170,000	171,700
Denbury Resources, Inc. 8.250%, due 02/15/20(1)	224,000	244,160
9.750%, due 03/01/16(1)	500,000	553,750
Encore Acquisition Co. 9.500%, due 05/01/16(1)	500,000	550,000
Hilcorp Energy I 8.000%, due 02/15/20(1),(2)	300,000	314,250
Linn Energy LLC/Linn Energy Finance Corp. 7.750%, due 02/01/21(1),(2)	340,000	345,100
11.750%, due 05/15/17(1)	275,000	313,500
OPTI Canada, Inc. 8.250%, due 12/15/14(1)	500,000	347,500
PetroHawk Energy Corp. 7.875%, due 06/01/15(1)	230,000	236,900
10.500%, due 08/01/14(1)	600,000	676,500
Quicksilver Resources, Inc. 11.750%, due 01/01/16(1)	750,000	860,625
SandRidge Energy, Inc. 8.750%, due 01/15/20	300,000	303,000
Swift Energy Co. 8.875%, due 01/15/20(1)	250,000	269,375
Whiting Petroleum Corp. 6.500%, due 10/01/18(1)	250,000	253,750
		7,761,235

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Environmental—0.18%
Casella Waste Systems, Inc. 11.000%, due 07/15/14(1)	$225,000	$245,250
Food & drug retailers—1.25%
Ingles Markets, Inc. 8.875%, due 05/15/17(1)	600,000	648,000
Rite Aid Corp. 9.500%, due 06/15/17(1)	265,000	219,950
10.375%, due 07/15/16(1)	450,000	466,875
SUPERVALU, Inc. 8.000%, due 05/01/16(1)	350,000	343,875
		1,678,700
Food-wholesale—2.51%
Land O'Lakes Capital Trust I 7.450%, due 03/15/28(1),(2)	650,000	588,250
Michael Foods, Inc. 9.750%, due 07/15/18(1),(2)	450,000	486,000
Pinnacle Foods Finance LLC 10.625%, due 04/01/17(1)	500,000	531,875
Smithfield Foods, Inc. 10.000%, due 07/15/14(1),(2)	300,000	339,000
Tyson Foods, Inc. 10.500%, due 03/01/14(1)	500,000	592,500
Viskase Cos., Inc. 9.875%, due 01/15/18(1),(2)	800,000	828,000
		3,365,625
Forestry/paper—4.67%
Boise Paper Holdings LLC 9.000%, due 11/01/17(1)	95,000	104,738
Cellu Tissue Holdings, Inc. 11.500%, due 06/01/14	1,500,000	1,758,750
Clearwater Paper Corp. 7.125%, due 11/01/18(1),(2)	195,000	198,412
Domtar Corp. 10.750%, due 06/01/17(1)	225,000	282,937

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Forestry/paper—(concluded)
Georgia-Pacific LLC 8.875%, due 05/15/31(1)	$825,000	$1,014,750
Mercer International, Inc. 9.500%, due 12/01/17(1),(2)	300,000	300,000
PE Paper Escrow GmbH 12.000%, due 08/01/14(1),(2)	500,000	575,000
Sino-Forest Corp. 6.250%, due 10/21/17(2)	175,000	171,063
Verso Paper Holdings LLC 11.500%, due 07/01/14(1)	500,000	542,500
Series B 11.375%, due 08/01/16(1)	1,015,000	990,894
Weyerhaeuser Co. 7.375%, due 03/15/32(1)	325,000	321,582
		6,260,626
Gaming—11.23%
Boyd Gaming Corp. 9.125%, due 12/01/18(1),(2)	700,000	658,000
FireKeepers Development Authority 13.875%, due 05/01/15(1),(2)	1,925,000	2,252,250
Harrah's Operating Co., Inc. 10.000%, due 12/15/18(1)	350,000	295,750
11.250%, due 06/01/17(1)	1,600,000	1,744,000
Jacobs Entertainment, Inc. 9.750%, due 06/15/14(1)	1,115,000	1,048,100
Little Traverse Bay Bands of Odawa Indians 10.250%, due 02/15/14(2),(7),*	3,000,000	1,023,750
MGM Resorts International 9.000%, due 03/15/20(1),(2)	300,000	327,000
10.000%, due 11/01/16(1),(2)	300,000	288,000
11.125%, due 11/15/17(1)	650,000	734,500
13.000%, due 11/15/13(1)	1,075,000	1,263,125
Midwest Gaming Borrower LLC/Midwest Finance Corp. 11.625%, due 04/15/16(1),(2)	300,000	311,250
Peninsula Gaming LLC 8.375%, due 08/15/15(1)	125,000	130,625

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Gaming—(concluded)
Pokagon Gaming Authority 10.375%, due 06/15/14(1),(2)	$2,983,000	$3,094,862
Scientific Games Corp. 8.125%, due 09/15/18(1),(2)	100,000	100,250
Shingle Springs Tribal Gaming Authority 9.375%, due 06/15/15(1),(2)	985,000	600,850
Yonkers Racing Corp. 11.375%, due 07/15/16(1),(2)	1,080,000	1,182,600
		15,054,912
Gas distribution—2.86%
Atlas Pipeline Partners LP 8.125%, due 12/15/15(1)	450,000	463,500
8.750%, due 06/15/18(1)	275,000	299,750
Crosstex Energy LP 8.875%, due 02/15/18(1)	450,000	469,125
El Paso Corp. 12.000%, due 12/12/13(1)	400,000	489,000
El Paso Corp. MTN 7.750%, due 01/15/32(1)	750,000	781,504
Energy Transfer Equity LP 7.500%, due 10/15/20(1)	75,000	77,625
Inergy LP/Inergy Finance 7.000%, due 10/01/18(1),(2)	500,000	512,500
8.750%, due 03/01/15(1)	275,000	292,875
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875%, due 03/15/18(1),(2)	425,000	446,250
		3,832,129
Health facilities—3.48%
Accellent, Inc. 8.375%, due 02/01/17(1)	400,000	404,000
Apria Healthcare Group, Inc. 11.250%, due 11/01/14	1,560,000	1,696,500
Biomet, Inc. 10.000%, due 10/15/17(1)	625,000	681,250

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Health facilities—(concluded)
Capella Healthcare, Inc. 9.250%, due 07/01/17(1),(2)	$90,000	$94,837
Community Health Systems 8.875%, due 07/15/15(1)	325,000	340,031
Gentiva Health Services, Inc. 11.500%, due 09/01/18(1),(2)	100,000	109,625
HCA Holdings, Inc. 7.750%, due 05/15/21(1),(2)	425,000	418,094
Radiation Therapy Services, Inc. 9.875%, due 04/15/17(1),(2)	200,000	195,500
Tenet Healthcare Corp. 8.000%, due 08/01/20(1),(2)	100,000	98,000
US Oncology, Inc. 9.125%, due 08/15/17(1)	250,000	301,250
Vanguard Health Holding Co. II LLC/ Vanguard Holding Co. II, Inc. 8.000%, due 02/01/18(1)	325,000	328,250
		4,667,337
Health services—0.80%
AMGH Merger Sub, Inc. 9.250%, due 11/01/18(1),(2)	300,000	306,750
Prospect Medical Holdings, Inc. 12.750%, due 07/15/14(1)	700,000	761,250
		1,068,000
Hotels—0.19%
Host Hotels & Resorts LP 9.000%, due 05/15/17(1)	235,000	261,438
Household & leisure products—0.46%
ACCO Brands Corp. 10.625%, due 03/15/15(1)	100,000	111,250
Sealy Mattress Co. 10.875%, due 04/15/16(1),(2)	450,000	508,500
		619,750

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Investments & miscellaneous financial services—0.15%
Icahn Enterprises LP 8.000%, due 01/15/18(1)	$200,000	$198,500
Leisure—1.74%
Diamond Resorts Corp. 12.000%, due 08/15/18(1),(2)	1,350,000	1,377,000
Royal Caribbean Cruises Ltd. 7.500%, due 10/15/27(1)	950,000	959,500
		2,336,500
Life insurance—1.46%
American General Institutional Capital A 7.570%, due 12/01/45(1),(2)	1,000,000	996,250
Lincoln National Corp. 7.000%, due 05/17/66(1),(4)	1,000,000	962,500
		1,958,750
Machinery—0.98%
Case New Holland, Inc. 7.875%, due 12/01/17(1),(2)	515,000	567,787
CPM Holdings, Inc. 10.625%, due 09/01/14(1),(2)	250,000	265,000
Manitowoc Co., Inc. 8.500%, due 11/01/20(1)	465,000	475,463
		1,308,250
Managed care—0.46%
Multiplan, Inc. 9.875%, due 09/01/18(1),(2)	575,000	610,938
Media-broadcast—2.49%
Clear Channel Communications, Inc. 5.500%, due 09/15/14(1)	300,000	210,000
7.250%, due 10/15/27(1)	195,000	95,550
10.750%, due 08/01/16(1)	300,000	225,000
Nexstar Broadcasting, Inc. 8.875%, due 04/15/17(1),(2)	250,000	260,625
Salem Communications Corp. 9.625%, due 12/15/16(1)	85,000	88,825

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Media-broadcast—(concluded)
Sinclair Television Group 9.250%, due 11/01/17(1),(2)	$100,000	$108,250
Univision Communications, Inc. 7.875%, due 11/01/20(1),(2)	60,000	61,350
8.500%, due 05/15/21(1),(2)	400,000	382,000
9.750%, due 03/15/15(2),(6)	589,600	617,105
12.000%, due 07/01/14(1),(2)	900,000	975,375
XM Satellite Radio, Inc. 13.000%, due 08/01/13(1),(2)	275,000	321,750
		3,345,830
Media-cable—1.05%
CSC Holdings LLC 8.625%, due 02/15/19(1)	200,000	228,500
Insight Communications Co., Inc. 9.375%, due 07/15/18(1),(2)	85,000	92,225
Virgin Media Finance PLC 9.125%, due 08/15/16(1)	500,000	531,250
9.500%, due 08/15/16(1)	500,000	558,750
		1,410,725
Media-diversified—0.60%
Entravision Communications Corp. 8.750%, due 08/01/17(1),(2)	500,000	522,500
Media General, Inc. 11.750%, due 02/15/17(1)	275,000	283,250
		805,750
Media-services—0.84%
Clear Channel Worldwide Holdings, Inc. 9.250%, due 12/15/17(1)	195,000	207,863
Nielsen Finance LLC 7.750%, due 10/15/18(1),(2)	50,000	50,875
11.625%, due 02/01/14(1)	125,000	142,500
WMG Acquisition Corp. 9.500%, due 06/15/16(1)	700,000	729,750
		1,130,988

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Metals/mining excluding steel—1.27%
Consol Energy, Inc. 8.000%, due 04/01/17(1),(2)	$375,000	$403,125
Murray Energy Corp. 10.250%, due 10/15/15(1),(2)	525,000	535,500
Novelis, Inc. 7.250%, due 02/15/15(1),(3)	550,000	565,813
Patriot Coal Corp. 8.250%, due 04/30/18(1)	200,000	200,000
		1,704,438
Multi-line insurance—1.67%
American International Group, Inc. 6.250%, due 03/15/37(1)	275,000	234,437
8.175%, due 05/15/58(1),(4)	345,000	351,900
Glen Meadow Pass Through Trust 6.505%, due 02/12/67(1),(2),(4)	250,000	210,625
Hartford Financial Services Group 8.125%, due 06/15/38(1),(4)	850,000	896,750
ING Capital Funding Trust III 8.439%, due 12/31/10(1),(4),(5)	600,000	546,000
		2,239,712
Oil field equipment & services—2.88%
Aquilex Holdings/Aquilex Finance Corp. 11.125%, due 12/15/16	100,000	100,500
Edgen Murray Corp. 12.250%, due 01/15/15	450,000	379,125
Expro Finance Luxembourg 8.500%, due 12/15/16(1),(2)	965,000	938,462
Frac Tech Services/Frac Tech Finance, Inc. 7.125%, due 11/15/18(1),(2)	100,000	99,250
Geokinetics Holdings, Inc. 9.750%, due 12/15/14	50,000	45,875
Key Energy Services, Inc. 8.375%, due 12/01/14(1)	1,000,000	1,057,500
McJunkin Red Man Corp. 9.500%, due 12/15/16(1),(2)	1,360,000	1,237,600
		3,858,312

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Oil refining & marketing—0.41%
Tesoro Corp. 9.750%, due 06/01/19(1)	$500,000	$550,000
Packaging—4.23%
Ardagh Packaging Finance PLC 7.375%, due 10/15/17(1),(2)	275,000	282,562
Berry Plastics Corp. 8.250%, due 11/15/15	225,000	234,000
9.500%, due 05/15/18(1)	335,000	321,600
Exopack Holding Corp. 11.250%, due 02/01/14(1)	2,425,000	2,497,750
Graham Packaging Co. LP 8.250%, due 10/01/18(2)	75,000	76,125
Graphic Packaging International, Inc. 7.875%, due 10/01/18(1)	185,000	191,938
9.500%, due 06/15/17(1)	305,000	330,925
Reynolds Group Issuer, Inc. 8.500%, due 05/15/18(1),(2)	700,000	696,500
Solo Cup Co. 8.500%, due 02/15/14(1)	300,000	266,250
Solo Cup/Solo Cup Operating Corp. 10.500%, due 11/01/13(1)	750,000	781,875
		5,679,525
Personal & casualty—1.05%
Liberty Mutual Group, Inc. 10.750%, due 06/15/58(1),(2),(4)	520,000	634,400
XL Group PLC 6.500%, due 04/15/17(1),(4),(5)	915,000	780,038
		1,414,438
Printing & publishing—2.76%
Cengage Learning Acquisitions, Inc. 10.500%, due 01/15/15(1),(2)	450,000	450,000
Cenveo Corp. 8.875%, due 02/01/18(1)	1,250,000	1,240,625
Gannett Co., Inc. 9.375%, due 11/15/17	300,000	333,750

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Printing & publishing—(concluded)
Harland Clarke Holdings 9.500%, due 05/15/15(1)	$1,250,000	$1,156,250
Hollinger, Inc. 12.875%, due 03/01/11(7),(8),(9),(10),*	975,000	0
McClatchy Co. 11.500%, due 02/15/17(1)	500,000	523,750
		3,704,375
Real estate development & management—0.64%
CB Richard Ellis Services, Inc. 11.625%, due 06/15/17(1)	400,000	463,500
Realogy Corp. 10.500%, due 04/15/14(1)	450,000	388,125
		851,625
Real estate investment trusts—1.35%
Developers Diversified Realty Corp. 9.625%, due 03/15/16(1)	600,000	721,585
DuPont Fabros Technology LP 8.500%, due 12/15/17(1)	1,000,000	1,082,500
		1,804,085
Restaurants—0.32%
Landry's Restaurants, Inc. 11.625%, due 12/01/15(1)	400,000	424,000
Software/services—4.16%
Aspect Software, Inc. 10.625%, due 05/15/17(1),(2)	110,000	111,100
First Data Corp. 9.875%, due 09/24/15(1)	325,000	274,625
11.250%, due 03/31/16(1)	700,000	539,000
GXS Worldwide, Inc. 9.750%, due 06/15/15	325,000	320,937
MedAssets, Inc. 8.000%, due 11/15/18(1),(2)	600,000	604,500
Sungard Data Systems, Inc. 10.250%, due 08/15/15(1)	1,700,000	1,763,750

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Software/services—(concluded)
Terremark Worldwide, Inc. 12.000%, due 06/15/17(1)	$1,000,000	$1,130,000
Unisys Corp. 12.750%, due 10/15/14(1),(2)	700,000	834,750
		5,578,662
Specialty retail—2.52%
Limited Brands, Inc. 7.600%, due 07/15/37(1)	450,000	441,000
Michaels Stores, Inc. 7.750%, due 11/01/18(2)	135,000	131,288
Petco Animal Supplies, Inc. 9.250%, due 12/01/18(1),(2)	350,000	352,625
QVC, Inc. 7.500%, due 10/01/19(1),(2)	425,000	446,250
Susser Holdings/Susser Finance Corp. 8.500%, due 05/15/16	100,000	106,000
Toys R Us Property Co. II LLC 8.500%, due 12/01/17	1,285,000	1,365,312
Yankee Acquisition Corp., Series B 8.500%, due 02/15/15(1)	185,000	191,244
9.750%, due 02/15/17(1)	330,000	341,550
		3,375,269
Steel producers/products—2.47%
AK Steel Corp. 7.625%, due 05/15/20(1)	320,000	319,200
Evraz Group SA 9.500%, due 04/24/18(1),(2)	425,000	466,438
Ryerson, Inc. 12.000%, due 11/01/15(1),(3)	2,150,000	2,206,437
Severstal Columbus LLC 10.250%, due 02/15/18(1),(2)	300,000	316,125
		3,308,200
Support-services—5.13%
Aramark Corp. 8.500%, due 02/01/15(1)	1,100,000	1,138,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Support-services—(concluded)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 9.625%, due 03/15/18(1)	$250,000	$261,875
FTI Consulting, Inc. 6.750%, due 10/01/20(1),(2)	175,000	176,750
Interactive Data Corp. 10.250%, due 08/01/18(1),(2)	45,000	49,050
Iron Mountain, Inc. 8.375%, due 08/15/21(1)	525,000	574,875
Reliance Intermediate Holdings LP 9.500%, due 12/15/19(1),(2)	700,000	735,437
Sitel LLC/Sitel Finance Corp. 11.500%, due 04/01/18(1),(2)	300,000	255,000
Sunstate Equipment Co. 10.500%, due 04/01/13(1),(2)	2,500,000	2,300,000
United Rentals North America, Inc. 10.875%, due 06/15/16(1)	225,000	255,375
West Corp. 7.875%, due 01/15/19(1),(2)	550,000	543,125
11.000%, due 10/15/16(1)	550,000	589,875
		6,879,862
Telecom-integrated/services—7.79%
Cincinnati Bell, Inc. 7.000%, due 02/15/15(1)	350,000	343,000
Equinix, Inc. 8.125%, due 03/01/18(1)	475,000	497,562
Frontier Communications Corp. 7.875%, due 04/15/15(1)	350,000	381,500
8.250%, due 04/15/17(1)	120,000	132,000
8.500%, due 04/15/20(1)	120,000	132,000
9.000%, due 08/15/31(1)	3,420,000	3,582,450
Global Crossing UK Finance PLC 10.750%, due 12/15/14(1)	500,000	517,500
Intelsat Jackson Holdings Ltd. 11.250%, due 06/15/16(1)	1,425,000	1,522,969

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Telecom-integrated/services—(concluded)
Intelsat Luxembourg Ltd. 11.250%, due 02/04/17(1)	$500,000	$523,750
Level 3 Financing, Inc. 9.250%, due 11/01/14(1)	225,000	217,125
10.000%, due 02/01/18(1)	150,000	138,000
PAETEC Escrow Corp. 9.875%, due 12/01/18(2)	650,000	641,875
Qwest Communications International, Inc. 7.125%, due 04/01/18(1),(2)	25,000	26,000
Series B 7.500%, due 02/15/14(1)	600,000	606,000
Windstream Corp. 8.125%, due 09/01/18	500,000	515,000
8.625%, due 08/01/16(1)	650,000	674,375
		10,451,106
Telecom-wireless—5.13%
Clearwire Communications LLC/Finance 12.000%, due 12/01/15(1),(2)	1,485,000	1,573,706
Cricket Communications, Inc. 10.000%, due 07/15/15(1)	205,000	216,275
Nextel Communications, Series D 7.375%, due 08/01/15(1)	675,000	651,375
Sprint Capital Corp. 8.750%, due 03/15/32(1)	1,955,000	1,935,450
Sprint Nextel Corp. 8.375%, due 08/15/17(1)	800,000	832,000
Wind Acquisition Finance SA 11.750%, due 07/15/17(1),(2)	1,500,000	1,665,000
		6,873,806
Theaters & entertainment—0.42%
AMC Entertainment, Inc. 8.750%, due 06/01/19(1)	450,000	478,125
Regal Entertainment Group 9.125%, due 08/15/18(1)	85,000	89,675
		567,800

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Face amount	Value
Corporate bonds—(concluded)
Transportation excluding air/rail—1.49%
Marquette Transportation Co./Finance 10.875%, due 01/15/17(1),(2)	$500,000	$505,000
Navios Maritime Acquisition Corp/Navios Acquisition Finance US, Inc. 8.625%, due 11/01/17(2)	685,000	688,425
Navios Maritime Holdings, Inc./Finance 8.875%, due 11/01/17	415,000	443,013
Ship Finance International Ltd. 8.500%, due 12/15/13(1)	350,000	355,250
		1,991,688
Total corporate bonds (cost—$161,280,447)		167,746,697
	Number of shares
Common stocks*—0.03%
Energy-exploration & production—0.00%
Orion Refining Corp.(8),(9)	1,253	0
Investments & miscellaneous financial services—0.00%
NCI Holdings, Inc.(8),(9)	5,456	0
Media-cable—0.01%
Knology, Inc.(1)	693	10,666
XO Holdings, Inc.(1)	1,052	674
		11,340
Printing & publishing—0.00%
American Media, Inc.(8),(9)	43,038	0
Vertis Holdings, Inc.(8),(9)	109,870	0
		0
Restaurants—0.00%
American Restaurant Group, Inc.(8),(9)	129	0
Buffets Restaurants Holdings, Inc.(8),(9)	8,602	0
		0
Telecom-wireless—0.02%
American Tower Corp., Class A(1)	636	32,163
Total common stocks (cost—$8,208,866)		43,503

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

Security description	Number of shares/units	Value
Other equity security*—0.00%
Media-cable—0.00%
Adelphia Contingent Value Vehicle(8),(9),(11) (cost—$0)	2,000,000	$0
Warrants*—0.00%
Restaurants—0.00%
Buffets Restaurant Holdings, Inc., strike @ $22.71, expires 04/28/14(8),(9) (cost—$0)	3,800	0
	Face amount
Repurchase agreement—2.49%
Repurchase agreement dated 11/30/10 with State Street Bank & Trust Co., 0.010% due 12/01/10, collateralized by $3,273,637, US Treasury Notes, 2.125% to 2.500% due 04/30/15 to 05/31/15; (value—$3,403,795); proceeds: $3,337,001 (cost—$3,337,000)	$3,337,000	3,337,000
Total Investments (cost—$172,826,313)—127.60%		171,127,200
Liabilities in excess of other assets—(27.60%)		(37,010,926)
Net assets—100.00%		$134,116,274

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$11,143,789
Gross unrealized depreciation	(12,842,902)
Net unrealized depreciation	$(1,699,113)

*  Non-income producing security.

(1)  Entire or partial amount pledged as collateral for bank loan.

(2)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 43.82% of net assets as of November 30, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3)  Step bond that converts to the noted fixed rate at a designated future date.

(4)  Floating rate security. The interest rate shown is the current rate as of November 30, 2010.

(5)  Perpetual bond security. The maturity date reflects next call date.

(6)  Payment-in-kind security for which part of the income earned may be paid as additional principal.

(7)  Bond interest in default.

(8)  Illiquid securities representing 0.00% of net assets as of November 30, 2010.

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

(9)  Security is being fair valued by a valuation committee under the direction of the board of directors.

(10)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.00% of net assets as of November 30, 2010, is considered illiquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(11)  Represents contingent value vehicle ("CVV") obligations. The CVV obligations represent units in a trust that was formed pursuant to a Plan of Reorganization of Adelphia Communications Corporation to hold certain litigation claims against Adelphia's third party lenders, accountants, and other parties.

MTN  Medium Term Note

The following is a summary of the fair valuations according to the inputs used as of November 30, 2010 in valuing the Fund's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)(12)	Total
Corporate bonds	$—	$167,746,697	$0	$167,746,697
Common stocks	43,503	—	0	43,503
Other equity security	—	—	0	0
Warrants	—	—	0	0
Repurchase agreement	—	3,337,000	—	3,337,000
Total	$43,503	$171,083,697	$0	$171,127,200

At November 30, 2010, there were no transfers between Level 1 and Level 2.

(12)  Securities categorized as Level 3 have values of $0.

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2010 (unaudited)

The following is a rollforward of the Fund's investments that were valued using unobservable inputs (Level 3) for the six months ended November 30, 2010:

	Corporate bond	Common stocks	Other equity security	Warrants	Total
Beginning balance	$0	$0	$0	$0	$0
Net purchases/(sales)	—	—	—	—	—
Accrued discounts/(premiums)	(4,349)	—	—	—	(4,349)
Total realized gain/(loss)	—	—	—	—	—
Net change in unrealized appreciation/depreciation	4,349	—	—	—	4,349
Net transfers in/(out) of Level 3	—	—	—	—	—
Ending balance	$0	$0	$0	$0	$0

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at November 30, 2010 was $4,349.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	91.1%
Luxembourg	3.0
Canada	1.1
Ireland	1.1
United Kingdom	0.9
Marshall Islands	0.7
Liberia	0.6
Netherlands	0.5
Austria	0.3
Spain	0.3
Bermuda	0.2
Jersey	0.2
Total	100.0%

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of assets and liabilities—
November 30, 2010 (unaudited)

Assets:
Investments in securities, at value (cost—$172,826,313)	$171,127,200
Cash	198,488
Receivable for interest	4,346,986
Other assets	5,606
Total assets	175,678,280
Liabilities:
Payable for bank loan	40,500,000
Payable for investments purchased	823,768
Payable to investment manager and administrator	81,530
Payable for interest on bank loan	66,660
Accrued expenses and other liabilities	90,048
Total liabilities	41,562,006
Net assets:
Capital stock—$0.001 par value; 200,000,000 shares authorized; 61,691,984 shares issued and outstanding	$482,820,332
Accumulated undistributed net investment income	1,303,587
Accumulated net realized loss from investments	(348,308,532)
Net unrealized depreciation of investments	(1,699,113)
Net assets	$134,116,274
Net asset value per share	$2.17

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of operations (unaudited)

For the six months ended November 30, 2010
Investment income:
Interest	$8,283,738
Expenses:
Investment management and administration fees	599,257
Interest expense, loan commitment and other loan fees	393,641
Professional fees	63,434
Reports and notices to shareholders	33,103
Stock exchange listing fees	32,018
Custody and accounting fees	23,226
Directors' fees	9,392
Transfer agency fees	6,516
Insurance fees	2,222
Other expenses	9,509
1,172,318
Less: Fee waivers by investment manager and administrator	(128,412)
Net expenses	1,043,906
Net investment income	7,239,832
Net realized and unrealized gains from investment activities:
Net realized gains from investments	3,337,259
Net change in unrealized appreciation/depreciation of investments	3,100,464
Net realized and unrealized gain	6,437,723
Net increase in net assets resulting from operations	$13,677,555

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of changes in net assets

	For the six months ended November 30, 2010 (unaudited)	For the year ended May 31, 2010
From operations:
Net investment income	$7,239,832	$14,683,712
Net realized gain (loss)	3,337,259	(15,133,245)
Net change in unrealized appreciation/depreciation	3,100,464	37,179,583
Net increase in net assets resulting from operations	13,677,555	36,730,050
Dividends to shareholders from:
Net investment income	(7,326,962)	(13,709,317)
Capital stock transactions:
Proceeds from shares issued through dividends reinvested	452,188	370,450
Net increase in net assets	6,802,781	23,391,183
Net assets:
Beginning of period	127,313,493	103,922,310
End of period	$134,116,274	$127,313,493
Accumulated undistributed net investment income	$1,303,587	$1,390,717

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of cash flows (unaudited)

For the six months ended November 30, 2010
Cash flows provided from (used for) operating activities:
Interest received	$8,057,943
Operating expenses paid	(629,390)
Purchase of short-term portfolio investments, net	(1,778,000)
Purchase of long-term portfolio investments	(62,549,389)
Sale of long-term portfolio investments	53,776,666
Net cash used for operating activities	(3,122,170)
Cash flows provided from (used for) financing activities:
Dividends paid to shareholders	(6,874,774)
Increase in bank loan	10,500,000
Interest paid	(379,168)
Net cash provided from financing activities	3,246,058
Net increase in cash	123,888
Cash at beginning of the period	74,600
Cash at end of the period	$198,488
Reconciliation of net increase in net assets resulting from operations to net cash used for operating activities:
Net increase in net assets resulting from operations	$13,677,555
Accretion of bond discount, net	(246,316)
Interest expense, loan commitment and other loan fees	393,641
Increase in investments, at cost	(13,528,356)
Decrease in unrealized depreciation of investments	(3,100,464)
Decrease in receivable for interest	20,521
Decrease in other assets	57,524
Decrease in payable for investments purchased	(359,626)
Increase in payable to investment manager and administrator	5,978
Decrease in accrued expenses and other liabilities	(42,627)
Net cash used for operating activities	$(3,122,170)
Non-cash financing transactions:
Reinvestment of dividends	$452,188

See accompanying notes to financial statements

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Managed High Yield Plus Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	Six months ended November 30, 2010
	(unaudited)
Net asset value, beginning of period	$2.07
Net investment income	0.12	(1)
Net realized and unrealized gains (losses)	0.10
Net increase (decrease) from operations	0.22
Dividends from net investment income	(0.12)
Net asset value, end of period	$2.17
Market price, end of period	$2.24
Total net asset value return(2)	10.77%
Total market price return(3)	14.85%
Ratios/supplemental data:
Net assets, end of period (000's)	$134,116
Expenses to average net assets, before fee waivers by investment manager and administrator, including interest expense, loan commitment and other loan fees	1.77	%(5)
Expenses to average net assets, net of fee waivers by investment manager and administrator, including interest expense, loan commitment and other loan fees	1.57	%(5)
Expenses to average net assets, net of fee waivers by investment manager and adminstrator, excluding interest expense, loan commitment and other loan fees	0.98	%(5)
Net investment income to average net assets	10.91	%(5)
Portfolio turnover	32%
Asset coverage(4)	$4,312

(1)  Calculated using the average shares method.

(2)  Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares. Total return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Total net asset value return for the period of less than one year has not been annualized.

(3)  Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares. Total market price return for the period of less than one year has not been annualized.

(4)  Per $1,000 of bank loans outstanding.

(5)  Annualized.

	Years ended May 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$1.70	$3.69	$4.91	$4.82	$4.87
Net investment income	0.24 (1)	0.31 (1)	0.48 (1)	0.53 (1)	0.57
Net realized and unrealized gains (losses)	0.35	(1.95)	(1.22)	0.06	(0.05)
Net increase (decrease) from operations	0.59	(1.64)	(0.74)	0.59	0.52
Dividends from net investment income	(0.22)	(0.35)	(0.48)	(0.50)	(0.57)
Net asset value, end of period	$2.07	$1.70	$3.69	$4.91	$4.82
Market price, end of period	$2.06	$1.52	$3.60	$5.14	$4.78
Total net asset value return(2)	35.95%	(45.30)%	(15.41)%	12.93%	11.16%
Total market price return(3)	52.14%	(49.17)%	(21.02)%	19.13%	5.26%
Ratios/supplemental data:
Net assets, end of period (000's)	$127,313	$103,922	$225,898	$299,336	$291,175
Expenses to average net assets, before fee waivers by investment manager and administrator, including interest expense, loan commitment and other loan fees	2.11%	3.46%	3.79%	3.88%	3.41%
Expenses to average net assets, net of fee waivers by investment manager and administrator, including interest expense, loan commitment and other loan fees	1.95%	3.46%	3.79%	3.88%	3.41%
Expenses to average net assets, net of fee waivers by investment manager and adminstrator, excluding interest expense, loan commitment and other loan fees	1.13%	1.29%	1.25%	1.20%	1.24%
Net investment income to average net assets	11.90%	14.24%	11.59%	10.88%	11.76%
Portfolio turnover	71%	37%	29%	46%	40%
Asset coverage(4)	$5,244	$4,712	$3,177	$3,205	$3,069

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Organization and significant accounting policies

Managed High Yield Plus Fund Inc. (the "Fund") was incorporated in Maryland on April 24, 1998, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end diversified management investment company. The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund's financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use official market closing prices, last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the New York Stock Exchange ("NYSE"), which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity. All investments quoted in

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Fund's Portfolio of investments.

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. Management is currently evaluating the impact that adoption of the remaining portion of ASU No. 2010-06 may have on the Fund's financial statement disclosures.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Repurchase agreements

The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying securities or obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Portfolio of investments.

Investment transactions and investment income

Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date ("ex-date"). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions

Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund's use of leverage creates greater volatility in the Fund's net asset value and market price of its shares.

Investment manager and administrator

The board has approved an investment management and administration contract ("Management Contract") with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. UBS Global AM has voluntarily agreed to waive a portion of

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

its management and administration fees so that the Fund's effective fee is 0.55% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage from August 1, 2009, through July 31, 2011. At November 30, 2010, the Fund owed UBS Global AM $81,530 for investment management and administration fees, net of fee waivers. For the six months ended November 30, 2010, UBS Global AM waived $128,412 of investment management and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the six months ended November 30, 2010, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $7,203,515. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Borrowings

The Fund has entered into a committed credit facility with State Street Bank and Trust Company (the "Facility") pursuant to which the Fund is able to borrow up to $60 million. Under the terms of the Facility, the Fund borrows at prevailing rates in effect at the time of borrowing plus facility fees. The Fund may borrow up to 33 1/3% of its adjusted net assets up to the committed amount. ("Adjusted net assets" is calculated as total assets minus total liabilities, excluding liabilities for

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

borrowed money.) In addition, the Fund pays a commitment fee on the entire amount of the Facility.

During the six months ended November 30, 2010, the Fund borrowed a daily average balance of $37,986,339 at a weighted average borrowing cost of approximately 2.039%.

Purchases and sales of securities

For the six months ended November 30, 2010, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $62,189,763 and $52,233,121, respectively.

Capital stock

There are 200,000,000 shares of $0.001 par value capital stock authorized and 61,691,984 shares outstanding at November 30, 2010. Transactions in shares of common stock were as follows:

	Shares	Amount
For the six months ended November 30, 2010:
Shares issued through Dividend Reinvestment Plan	208,852	$452,188
For the year ended May 31, 2010:
Shares issued through Dividend Reinvestment Plan	174,482	$370,450

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. If the Fund does not distribute substantially all of its net investment income, net realized capital gains and certain other amounts, if any, during the calendar year, the Fund may be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended May 31, 2010 was as follows:

Distributions paid from:	2010
Ordinary Income	$13,709,317

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund's fiscal year ending May 31, 2011.

At May 31, 2010, the Fund had a net capital loss carryforward of $344,095,353. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows:

2011	$95,911,016
2012	27,212,620
2013	13,297,624
2014	30,452,277
2015	15,905,876
2016	8,278,105
2017	43,873,331
2018	109,164,504
Total	$344,095,353

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. Also, in accordance with US Treasury regulations, the Fund has elected to defer $7,192,173 of net realized capital losses arising after October 31, 2009. Such losses are treated for tax purposes as arising on June 1, 2010.

As of and during the six months ended November 30, 2010, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the six months ended November 30, 2010, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended May 31, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Managed High Yield Plus Fund Inc.

General information (unaudited)

The Fund

Managed High Yield Plus Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund's investment manager and administrator is UBS Global Asset Management (Americas) Inc., an indirect wholly owned asset management subsidiary of UBS AG.

Shareholder information

The Fund's NYSE trading symbol is "HYF." Net asset value and market price information as well as other information about the Fund is updated each business day on UBS Global AM's web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Shareholder meeting information

An annual meeting of shareholders of the Fund was held on September 16, 2010. At the meeting, the three nominees as Class I directors, namely Richard Q. Armstrong, Alan S. Bernikow and Barry M. Mandinach, were elected to serve as board members for three year terms and until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

To vote for or withhold authority in the election of:	Shares voted for	Shares withhold authority
Richard Q. Armstrong	52,412,236.46	2,303,356.67
Alan S. Bernikow	52,415,723.46	2,299,869.67
Barry M. Mandinach	52,416,507.46	2,299,085.67

The following persons' terms of office as directors also continued after the annual meeting given that they are in other director classes: Richard R. Burt, Meyer Feldberg, Bernard H. Garil and Heather R. Higgins. The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates

Managed High Yield Plus Fund Inc.

General information (unaudited)

that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filling has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Dividend reinvestment plan

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

Managed High Yield Plus Fund Inc.

General information (unaudited)

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of

Managed High Yield Plus Fund Inc.

General information (unaudited)

the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten to fifteen business days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund's net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be

Managed High Yield Plus Fund Inc.

General information (unaudited)

held by the transfer agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

Background—At a meeting of the board of Managed High Yield Plus Fund Inc. (the "Fund") on July 14-15, 2010, the members of the board, including the directors who are not "interested persons" of the Fund ("Independent Directors"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the continuance of the Investment Management and Administration Agreement of the Fund with UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administration arrangements for the Fund. The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Directors also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the investment management and administration agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Management and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

the Fund's affairs and UBS Global AM's role in coordinating providers of other services to the Fund. The board's evaluation of the services provided by UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment advisory and other capabilities and the quality of administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund's senior personnel and the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund and recognized that many of these persons report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund's performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to management and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of UBS AG, one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $143 billion in assets under management as of March 31, 2010 and was part of the UBS Global Asset Management Division, which had approximately $560 billion of assets under management worldwide as of March 31, 2010. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management and Administration Agreement.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Fund to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver/expense reimbursement arrangements currently in place for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). Additionally, the board received and considered information comparing the Fund's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data (the "Expense Group").

In connection with its consideration of the Fund's advisory fees, the board also received information on UBS Global AM's standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund's Contractual Management Fee was in the second quintile, and its Actual Management Fee and total expenses were in the first quintile (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable). Management also noted that UBS Global AM is voluntarily waiving, and offered to continue to waive through July 31, 2011, 15 basis points (i.e., 0.15%) of its management fee, making the Fund's

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

effective actual annual management fee rate, after this waiver, 0.55% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage through July 31, 2011.

Taking all of the above into consideration, including the voluntary fee waiver, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Management and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five- and ten-year and since inception periods ended April 30, 2010 and (b) annualized performance information for each year ended April 30, since the inception of the Fund. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund's performance, including with respect to its benchmark index. The comparative Lipper information showed that the Fund's performance was in the third quintile for the one-year period, and in the fifth quintile for all other comparative periods (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). Management noted the Fund's improved performance over the prior year and discussed recent portfolio management changes intended to improve performance. Based on its review and management's presentation, the board concluded that the Fund's investment performance was satisfactory, but would continue to monitor the Fund's performance over the upcoming year.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

services to the Fund, as well as information regarding enhancements to UBS Global AM's methodology for determining profitability. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

In conducting its review, the board noted that the Fund's Contractual Management Fee did not contain any breakpoints. Further, the board noted that advisory agreements of closed-end funds frequently do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM did not expect to materially benefit from economies of scale.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM's ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

Managed High Yield Plus Fund Inc.

Board approval of investment management and administration agreement (unaudited)

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement to continue for another year. In making its decision, the board identified no single factor as being determinative in approving the Investment Management and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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Directors

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers

Mark E. Carver President	Craig Ellinger Vice President

Mark F. Kemper Vice President and Secretary	Matthew Iannucci Vice President

Thomas Disbrow Vice President and Treasurer

Investment Manager and Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

© 2011 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section

2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — The registrant has not engaged in such a solicitation during the period covered by this report.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 8, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	February 8, 2011